Exhibit 10.26
SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE
CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE
REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH THREE ASTERISKS (***).
AMENDMENT NO. 1 TO
AMENDED AND RESTATED SUPPLY AGREEMENT
     This Amendment No. 1 (this “Amendment”) is entered into effective this 1st day of January, 2010, to that certain Amended and Restated Sand Purchase Agreement (the “Agreement”) entered into effective as of November 25, 2008, by and between SUPERIOR WELL SERVICES, INC., a Delaware corporation, as “Buyer”, and PREFERRED ROCKS USS, INC., a Delaware corporation, as “Seller”.
     In consideration of the experience of the parties to date of dealing under the Agreement, and in consideration of changed economic conditions since the making of the Agreement, and in further consideration of the mutual interests of Buyer and Seller to effect a more rewarding business relationship going forward, and for other good and valuable consideration, and intending to be legally bound hereby, it is hereby AGREED by Buyer and Seller that said Agreement is hereby AMENDED as follows:
     1. The definition of “Annual Target Amount” in Section 1(a) is amended to delete the phrase “300,000 Tons of Sand” and replace it with “360,000 Tons of Sand.”
     2. The definition of “Plants” in Section 1(d) is amended to read in its entirety as follows: “those certain mines and processing facilities throughout the United States owned or leased by Seller or one of its affiliates.”
     3. The definition of “Sand” in Section 1(f) is amended to read in its entirety as follows: “all those types of fracturing or “frac” silica sands produced and/or sold by Seller as listed in Section 2(a) and as further described in the Specifications.” A new “Exhibit B” to the Agreement with current Specifications is attached hereto and replaces the current Exhibit B to the Agreement in its entirety.
     4. Section 2 Purchase and Sale; Payments by Buyer is deleted in its entirety and replaced with the following:
     (a) Purchase and Sale of Sand. Seller shall make available for purchase by Buyer and Buyer shall purchase from Seller, subject to those general Terms and Conditions set forth in Exhibit “C” attached hereto, the following Sand products (each a “Product”) from Seller in bulk packaging, F. O. B. Seller’s plants:
Product A: OTTAWA WHITE™ 20/40 from Seller’s Ottawa, IL Plant
Product B: OTTAWA WHITE™ 30/50 from Seller’s Ottawa, IL Plant
Product C: OTTAWA WHITE™ 30/70 from Seller’s Ottawa, IL Plant
Product D OTTAWA WHITE™ 40/70 from Seller’s Ottawa, IL Plant
Product E: USM100 FRAC from Seller’s Mill Creek, OK Plant
Product F: SHALE FRAC™ USM65 from Seller’s Pacific, MO Plant

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE
CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE
REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Product G: SHALE FRAC™ COL20/40 from Seller’s Columbia, SC Plant
Product H: SHALE FRAC™ COL16/30 from Seller’s Columbia, SC Plant
Product I: SHALE FRAC™ COL12/20 from Seller’s Columbia, SC Plant
Product J: SHALE FRAC™ L55 from Seller’s Dubberly, LA Plant
Product K: SHALE FRAC™ NS20 from Seller’s Jackson, TN Plant
Product L: as-yet unnamed 40/70 frac sand from Seller’s Pacific, MO Plant
Product M: USM100 FRAC from Seller’s Ottawa, IL Plant
     (b) Pricing. The following shall be the base purchase price per Ton of Sand (the "Purchase Price”) effective as of January 1. 2010:
For Products A, B, C and D: (***) if shipped to East of Mississippi River
For Products A, B, C and D: (***)if shipped to West of Mississippi River
For Product E: (***)
For Product F: (***)
For Product G: (***)
For Product H: (***)
For Product I: (***)
For Products J and K: (***)
For Product L: (***)
For Product M: (***)
The above Purchase Prices shall remain in effect through March 31, 2010. Effective April 1, 2010, the above Purchase Price shall act as base pricing, subject to the application of the following two price adjustment mechanisms (with a third price adjustment mechanism, the Inflation Adjustment, being applicable as of January 1, 2011):
     1. Dryer Fuel Cost Surcharge—Intended to offset the cost of natural gas used in the processing of Sand, this surcharge will adjust price on a quarterly basis, commencing with shipments of Sand under this Agreement on April 1, 2010 and thereafter, when the average of the prior quarter’s NYMEX monthly natural gas closings exceed (***) per MMBTU. The Purchase Price of Sand (all Products, A through M) will increase $.25 per Ton for every $1.00 per MMBTU increase above (***) per MMBTU in the average of the three monthly close amounts for the prior quarter’s NYMEX natural gas closings. The calculation will be prorated, e.g., if the NYMEX three monthly closings for a prior quarter averages (***) per MIVIBTU, the dryer fuel cost surcharge will be (***) per Ton for the following quarter. For the avoidance of doubt, this surcharge may increase or decrease from quarter to quarter but such surcharge shall never be less than zero.

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE
CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE
REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH THREE ASTERISKS (***).
     2. Market Conditions Surcharge—Intended to reflect movements in the natural gas market and markets generally, this surcharge will adjust price on a quarterly basis, commencing with shipments of Sand under this Agreement on April 1, 2010 and thereafter, when the average of the prior quarter’s NYMEX monthly natural gas closings exceed (***) per MMBTU. The Purchase Price of Sand (all Products, A through L) will increase $.75 per Ton for every $1.00 per MMBTU increase above (***) per MMBTU in the average of the three monthly close amounts for the prior quarter’s NYMEX natural gas closings. The calculation will be prorated, e.g., if the NYMEX three month closings for a prior quarter averages (***) per MMBTU, the surcharge will be (***) per Ton for the following quarter. For the avoidance of doubt, this surcharge may increase or decrease from quarter to quarter but such surcharge shall never be less than zero.
     3. Inflation Adjustment—Intended to reflect movements in the Producer Price Index, the price of Sand (all Products, A through M), commencing with shipments of Sand under this Agreement on January 1, 2011 and thereafter, shall be the Purchase Price as effective on the date of this Amendment as set forth in Section 2(b) above (for the avoidance of doubt, the use of the term “Purchase Price” with respect to any adjustments to such Purchase Price as described in this Section 2(b)(3) shall be without including the effects of any of the surcharges to Purchase Price described in subsection 1 and 2 above), increased by the percentage increase of the November 2010 value of the Producer Price Index for non-metallic mineral mining & quarrying (“PPI”), as published by the United States Department of Commerce, Bureau of Labor Statistics, over that of the November 2009 value (not an average over the preceding twelve month period—see an example of such a calculation shown following the PPI chart below). The price of product (all Products, A through L) effective each January 1 thereafter shall be the prior year’s adjusted Purchase Price (for the avoidance of doubt, without including the effects of any of the surcharges described in subsection 1 and 2 above) increased by the percentage increase in the PPI for non-metallic mineral mining & quarrying, as published by the United States Department of Commerce, Bureau of Labor Statistics, comparing such PPI of the November thirteen months prior to such January 1st date of adjustment to the November next preceding such January 1st date of adjustment.
For the avoidance of doubt, there will be no price increase in any year in which there is no increase in such year-to-year November PPI index, and in the next subsequent year, the base November PPI to be used shall be the November PPI in the last year in which there was an increase in such November PPI as compared to the prior year. (Example: November 2008 PPI is 229.3. November 2009 PPI is 240.0. November 2010 PPI is 238.5. November 2011 PPI is 253.2. There would be no increase for PPI in 2011. In 2012, the increase would be based upon the comparison of November 2011 (253.2) and November 2009 (240.0).)
Notwithstanding the foregoing, the variance in the Purchase Price pursuant to the PPI based adjustment shall not exceed 6% per year. In the event that the calculation of the PPI based adjustment done pursuant to this section 2(b)(3) exceeds 6% in any year, then the adjustment to the Purchase Price for the such year shall be limited to 6%, and the Supplier shall carry over the excess of the adjustment to be used in subsequent years as applicable.

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE
CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE
REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH THREE ASTERISKS (***).
By way of example only: (1) The adjustment to the Purchase Price for 2011 is (a) the Purchase Price on December 31, 2010, plus (b) the percentage increase (if any) in the November 2010 PPI compared to the November 2009 PPI; (2) the adjustment to the Purchase Price for 2012 is (a) the Purchase Price on December 31, 2011, plus (b) the percentage increase (if any) in the November 2011 PPI compared to the November 2010 PM; (3) with regard to the 6% limitation on the PPI adjustment to the Purchase Price and the carryover, if the November 2010 PPI is 13% greater than the November 2009 PPI, then the Purchase Price for 2011 increases 6%, and the Supplier shall carry over 7% for use in subsequent years if the PPI increase as described in this Section is less than 6% in any such year (until the carryover amount is fully used); (4) if the November 2011 PPI is 2% greater than the November 2010 PPI, then the Purchase Price for 2012 increases 6% (2% plus 4% of carryover), and the future carryover is now reduced to 3%.

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE
CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE
REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Producer Price Index Industry Data
Month

Year	Jan	Feb		Mar		Apr		May		Jun	Jul	Aug	Sep	Oct	Nov	Dec	Annual
1999	133.0	133.5		133.6		133.8		133.8		134.2	134.2	134.2	134.3	134.4	134.4	134.4	134.0
2000	135.0	135.3		135.7		136.7		137.2		137.2	137.6	137.8	138.0	138.0	138.0	138.1	137.0
2001	139.1	139.9		140.4		140.8		140.8		141.3	141.5	141.4	141.5	141.8	141.6	141.5	141.0
2002	142.5	143.4		143.5		143.4		143.6		143.7	143.7	143.5	143.5	143.7	143.8	144.2	143.5
2003	144.9	145.4		145.9		146.3		146.4		146.6	146.7	146.8	146.8	147.1	147.2	147.0	146.4
2004	148.7	149.0		149.3		150.3		150.7		151.1	151.7	151.9	152.3	152.5	153.0	153.9	151.2
2005	157.2	158.0		158.9		159.9		160.8		161.5	162.7	162.6	163.2	163.3	164.4	163.7	161.3
2006	170.5	170.5		173.5		176.8		176.0		174.8	177.7	177.8	177.5	179.4	178.2	178.9	176.0
2007	184.8	186.3		188.1		189.4		190.0		189.6	193.0	193.4	193.4	193.4	195.0	197.3	191.1
2008	202.6	205.6		206.3		210.1		211.6		214.4	218.7	225.4	226.7	227.7	229.3	232.7	217.6
2009	232.6	236.4	(P)	235.6	(P)	235.4	(P)	234.1	(P)

P:	Preliminary. All indexes are subject to revision four months after original publication
Example of Inflation Adjustment calculation:
PPI for November, 2007: 195.0; PPI for November, 2008: 229.3
Difference between the two PPIs: 229.3 less 195M = 34.3
Percentage increase represented by difference in PPI: 34.3 / 195.0 = 17.589%
Thus effective January 1, 2009, pricing for all Products would increase by 17.6%
Note: The 17.6% increase would be capped at 6% as described above and the remainder would carry over
          (c) Minimum Tonnage:
(i) FOR THE REMAINDER OF CALENDAR YEAR 2009:
     There are no minimum Tonnage requirements for the remainder of 2009.

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE
CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE
REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH THREE ASTERISKS (***).
(ii) FOR CALENDAR YEARS 2010 and 2011:
     Buyer shall purchase, at the minimum, the Annual Target Amount of Sand (360,000 Tons) from Seller during each of calendar years 2010 and 2011. Such annual minimum Tonnage purchase obligation, based upon Buyer’s reasonable projections as to need and upon Seller’s reasonable projections as to production capability, shall be allocated among Seller’s Products as follows:
Product A: (***), comprised of (***) shipped east of the Mississippi River, and (***)shipped to west of the Mississippi River
Product B: (***)
Product C: (***)
Product D: (***)
Product E: (***)
Product F: (***)
Product G: (***)
Product H: (***)
Product I: (***)
Product L: (***)
Product M: (***)
     Notwithstanding the foregoing, Buyer shall not be strictly held to the above-stated allocation of Products comprising the annual minimum Tonnage purchase obligation, and Buyer may satisfy its annual minimum Tonnage purchase obligation by purchasing more of one Product and less of another Product, so long as consideration is given to Seller’s production capabilities. Buyer may also purchase more of a specific Product than the minimum Tonnage required, and in excess of the annual minimum Tonnage obligation and at those prices as provided under this Agreement, so long as Seller is able to have such Product available.
     Notwithstanding anything in this Agreement to the contrary, in the event that Buyer places an order for a Product and Seller is not able to fill or to fully fill such order, any shortfall in Seller delivery of Tonnage from such order shall, at the discretion of Buyer, be deducted from any minimum Tonnage requirements under this Agreement.
(iii) FOR CALENDAR YEARS SUBSEQUENT TO 2011
     The minimum Tonnage requirements applicable to calendar year 2011, as described in Section 2(c)(ii) above, shall continue in full force and effect for calendar years subsequent to 2011 so long as the parties operate under this Agreement as amended, subject to adjustment as a result of good faith negotiation between the parties based upon changed market conditions and/or production capabilities.
     (d) Buyer Deferral of Tonnage:

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE
CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE
REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH THREE ASTERISKS (***).
          (i) Requests for Deferral of Amounts. For any calendar year (up to two calendar years), Buyer shall have the option to defer Buyer’s minimum Tonnage purchase obligation in an amount not to exceed, for each option exercise, the Maximum Amount (as hereinafter defined). Buyer shall exercise such option to defer by giving notice to Seller at least sixty (60) days prior to the earliest date on which the making by Seller of Sand available for delivery may be affected by the exercise of such option. The notice given with respect to each option exercise shall state (A) the amount of Sand with respect to which Buyer is deferring, (B) the type of Sand subject to such deferral and the Plant from which such Sand was expected to be sourced, and (C) any other information relevant to such option exercise.
          (ii) Maximum Amount. As used herein, “Maximum Amount” means an amount of Sand equal to thirty-five percent (35%) of the Annual Target Amount, pro rata on a grade-by-grade basis.
          (iii) Catch-Up. Notwithstanding anything herein to the contrary, Buyer shall be obligated to purchase all amounts deferred pursuant to this Section 2(d). Buyer may request to purchase Sand previously deferred in accordance with this Section 2(c) at any time during the Term by delivering a purchase order to Seller pursuant to Section 3(a)(ii), and otherwise in accordance with this Agreement, and subject in all cases to availability of the applicable Sand. If Buyer has not purchased all amounts of Sand deferred pursuant to this Section 2(d) at the end of the Term, Buyer shall have the right to extend the Term for up to one (1) additional year solely for the purpose of purchasing any such Sand, at the Purchase Price in effect, at the time of such purchase; provided that Buyer must provide Seller written notice of any such election to extend (which shall specify the length of such extension, not to exceed one (1) year) no later than one hundred eighty (180) days before the end of the Term.
          (iv) Application of Additional Amounts. If and to the extent that Buyer purchases Sand from Seller in addition to the amounts Buyer is required to purchase pursuant to this Agreement (“Additional Amounts”), in all cases subject to availability, and Buyer subsequently exercises an option to defer pursuant to this Section 2(c), Buyer may elect to satisfy its obligation to purchase and pay for any such amounts of Sand deferred pursuant to this Section 2(d) by applying such Additional Amounts, to the extent comparable in grade and volume to the Sand so deferred, in lieu of purchasing or paying for such deferred amounts pursuant to Section 2(d)(iii).
     (e) Further General Provisions Regarding Purchase and Sale:
          (i) Seller shall at all times be contractually obligated to supply Buyer with the Annual Target Amount of Sand and minimum Tonnage of Product required to be purchased by Buyer on an annual basis under this Agreement, as amended. Product shall be ordered and delivered on a monthly basis, with the ability of either party to reasonably deviate, pursuant to that schedule attached hereto as “Exhibit A”. Buyer covenants and agrees to pay Seller for Seller’s Sand in accordance with the provisions of Sections 2 and 4 of this Agreement. Seller shall have the right to source Sand from any from any of its Plants, or from any other source, so

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE
CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE
REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH THREE ASTERISKS (***).
long as the Sand provided to Buyer is comparable in quality, is within specification, and is comparable to the transportation cost to Buyer from the Seller’s Plant designated in the schedule appearing above in Section 2(a) from which such Sand was to be supplied.”
     5. Each of Section 3(c) and Section 6 is amended to delete the reference to “Section 2(b)(fii)(1)” and replace them with “Section 2(b).”
     6. Section 4(a) is amended to read in its entirety as follows: “The Purchase Price per Ton for the Sand is set forth in Section 2(b) of this Agreement.”
     7. Section 4(a)(i), Cash Payment, is amended by adding the following new sentence at the end of such subsection: “Notwithstanding the Note on its face providing for interest at the rate of ten percent (10%) per annum, Seller shall pay interest at the rate of six percent (6%) per annum upon the unpaid principal of the Note, effective as of the date of this Amendment.”
     8. Section 4(b), Fuel Surcharge, is hereby deleted in its entirety.
     9. The last sentence of Section 5(b), Renewal Option, and all of Section 5(c), Limited Purpose Extension, are hereby deleted in their entirety.
     10. Section 9, Notices, is hereby amended by deleting Preferred Unlimited, Inc. in Conshohocken, PA as a notice recipient for any notices whatsoever under the Agreement.
     11. Exhibit “A” of the Agreement is hereby deleted and replaced with Exhibit “A” attached hereto and Exhibit “E” of the Agreement is hereby deleted.

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE
CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE
REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH THREE ASTERISKS (***).
     OTHERWISE, ALL TERMS AND PROVISIONS OF SAID AGREEMENT shall REMAIN IN FULL FORCE AND EFFECT.

PREFERRED ROCKS USS, INC.

By:	/s/ John A. Ulizio John A. Ulizio, President & C.E.O.

Date signed: January 14, 2010

SUPERIOR WELL SERVICES, INC.

By:	/s/ David E. Wallace David E. Wallace, President & C.E.O.

Date signed: January 14, 2010

EXHIBIT “A”
MONTHLY USAGE ESTIMATE
BY SUPERIOR WELL SERVICES

Superior Well 2010 Tonnage by Product Shipping Estimates by Month

USS Plant	Product	January	February	March	April	May	June	July	August	Sept	Oct	Nov	Dec	Total
Ottawa	20/40 East	2,500	2,500	2,500	3,500	3,500	3,500	4,500	5,500	6,500	4,500	2,500	1,500	42,000
	20/40 West	11,650	11,650	11,650	11,650	11,650	11,650	11,650	11,650	11,650	11,650	11,650	11,650	139,800
	Total 20/40	14,150	14,150	14,150	15,150	15,150	15,150	16,150	17,150	17,150	16,150	14,150	13,150		181,800
															—
	30/50 East	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,500	1,500	1,000	1,000	1,000	13,000
															—
	40/70 East	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	96,000
															—
Columbia	12/20	450	450	500	500	500	500	500	500	500	400	250	250	5,300
Dubberly	L55													—

Pacific	40/70													—
															—

Pac/Olt	100 mesh	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,500	3,500	3,500	37,500
Pac/Olt	100 mesh	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	26,400	63,900

Total		42,950	42,950	43,000	45,000	45,000	45,000	47,000	49,500	49,500	47,400	43,250	41,250	360,000

EXHIBIT “B”
SPECIFICATIONS
FOR FRAC SAND

OTTAWA WHITE™ 20/40
Ottawa, IL Only

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	16	0%	0.1%
	20	0%	10%
	30
US STD Sieve #	35	Cumulative % Retained 90	Cumulative % Retained 100
	40
	50	0%	10%
	Pan	0%	1%

OTTAWA WHITE™ 30/50
Ottawa, IL Only

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	20	0%	0.1%
	30	0%	10%
	40
US STD Sieve #	45	Cumulative % Retained 90	Cumulative % Retained 100
	50
	70	0%	10%
	Pan	0%	1%

OTTAWA WHITE™ 30/70
Ottawa, IL Only
Does NOT Meet API RP 56-1995

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	20	0%	0.1%
	30	0%	5%
	40
US STD Sieve #	50	Cumulative % Retained 90	Cumulative % Retained 100
	70
	100	0%	10%
	Pan	0%	1%

OTTAWA WHITE™ 40/70
Ottawa, IL Only

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	30	0%	0.1%
	40	0%	10%
	50
US STD Sieve #	60	Cumulative % Retained 90	Cumulative % Retained 100
	70
	100	0%	10%
	Pan	0%	1%

USM 100 FRAC
Mill Creek, OK Only
Does NOT Meet API RP 56-1995

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	50	0%	10.0%
	70	5%	25%
	100
US STD Sieve #	120	Cumulative % Retained 60	Cumulative % Retained 85
	140
	200	0%	20%
	Pan	0%	5%

SHALE FRAC™ USM 65
Pacific, MO Only
Does NOT Meet API RP 56-1995

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	50	7%	35.0%
	70	20%	45%
	100
US STD Sieve #	120	Cumulative % Retained 25	Cumulative % Retained 65
	140
	200	0%	5%
	Pan	0%	0.5%

SHALE FRAC™ 20/40
Columbia, SC Only
Does NOT Meet API RP 56-1995

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	16	0%	1.0%
	20	0%	10%
	30
US STD Sieve #	35	Cumulative % Retained 88	Cumulative % Retained 100
	40
	50	0%	10%
	Pan	0%	1.5%

SHALE FRAC™ 16/30
Columbia, SC Only
Does NOT Meet API RP 56-1995

		Ind % Retained	ind % Retained
	US Mesh	Min	Max
	12	0%	0.1%
	16	0%	10%
	20
US STD Sieve #	25	Cumulative % Retained 85	Cumulative % Retained 100
	30
	40	0%	12%
	Pan	0%	1.2%

SHALE FRAC™ Col 12/20
Columbia, SC Only
Does NOT Meet API RP 56-1995

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	8	0%	1.0%
	12	0%	10%
	16
US STD Sieve #	18	Cumulative % Retained 90	Cumulative % Retained 100
	20
	30	0%	10%
	Pan	0%	1%

SHALE FRAC™ L-55
Dubberly, LA Only
Does NOT Meet API RP 56-1995

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	30	0%	0.5%
	50	12%	32%
	70
US STD Sieve #	100	Cumulative % Retained 60	Cumulative % Retained 90
	140
	200	0%	10%
	-200	0%	0.5%

SHALE FRAC™ NS-20
Jackson, TN Only
Does NOT Meet API RP 56-1995

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	20	0%	3%
	30	0%	10%
	40
US STD Sieve #	50	Cumulative % Retained 55	Cumulative % Retained 85
	70
	100	9%	36%
	-100	0%	5.0%

OTTAWA WHITE™ 20/40
Ottawa, IL Only

		Ind % Retained	Ind % Retained
	US Mesh	Min	Max
	16	0%	0.1%
	20	0%	10%
	30
US STD Sieve #	35	Cumulative % Retained 90	Cumulative % Retained 100
	40
	50	0%	10%
	Pan	0%	1%

EXHIBIT C
TERMS AND CONDITIONS
1. Sand Warranty; Seller’s Disclaimer of Warranties, Representations and Covenants.
     (a) WITH RESPECT TO THE SAND AND THIS AGREEMENT, SELLER’S WARRANTIES, REPRESENTATIONS, AND COVENANTS AS EXPRESSLY SET OUT HEREIN ARE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER WARRANTIES, REPRESENTATIONS, AND COVENANTS, EXPRESS OR IMPLIED, STATUTORY, UNDER COMMON LAW OR OTHERWISE, AND SELLER DISCLAIMS ANY AND ALL OTHER WARRANTIES, REPRESENTATIONS, AND COVENANTS, EXPRESS OR IMPLIED, STATUTORY, UNDER COMMON LAW OR OTHERWISE.
     (b) SELLER WARRANTS THAT THE SAND WILL COMPLY WITH THE SPECIFICATIONS IN ALL MATERIAL RESPECTS AT THE TIME OF DELIVERY TO BUYER.
     (c) CONSISTENT WITH SUBSECTION 1(a) ABOVE, EXCEPT TO THE EXTENT (x) EXPRESSLY SET FORTH IN SUBSECTION 1(b) ABOVE OR (y) EXPRESSLY SET FORTH IN THE AGREEMENT, THE SAND WILL BE SOLD, PURCHASED, AND ACCEPTED AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WARRANTY, REPRESENTATION, OR COVENANT, EXPRESS OR IMPLIED, STATUTORY, COMMON LAW OR OTHERWISE AND, WITHOUT LIMITING THE FOREGOING, THE SAND IS BEING SOLD, PURCHASED, AND ACCEPTED WITHOUT ANY WARRANTIES REPRESENTATIONS, OR COVENANTS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, THAT MAY EXIST UNDER APPLICABLE LAW NOW OR HEREAFTER IN EFFECT, RELATING TO:
          (i) MERCHANTABILITY;
          (ii) THE (A) CONDITION, QUANTITY OR QUALITY (EXCEPT IN EACH CASE TO THE EXTENT EXPRESSLY SET FORTH IN THE AGREEMENT) OR (B) FITNESS FOR A PARTICULAR PURPOSE (INCLUDING FOR OIL AND GAS STIMULATION OPERATIONS) OR FOR ANY USE OR PURPOSE; OR
          (iii) CONFORMITY TO MODELS OR SAMPLES OF MATERIAL.
2. Buyer’s Assumption of Risk of Use, and Buyer’s Covenants Regarding Use of Sand.
     (a) Buyer acknowledges and represents that: (i) it has tested samples of the Sand to the extent it deems necessary or appropriate, (ii) it is satisfied with the Sand for its use for the purpose for which it is purchasing the Sand, and (iii) it understands and assumes the risk that the Sand may not function as Buyer desires on any particular property with respect to which it applies the Sand.
     (b) Consistent with subsection 2(a) and with Seller’s disclaimers under Section 14 of the Agreement and this Exhibit C, BUYER ASSUMES ALL RISKS THAT THE SAND MAY NOT FUNCTION AS BUYER DESIRES WITH REGARD TO ITS USE OF OR INTENDED USE OF THE SAND FOR THE PURPOSE FOR WHICH IT IS BUYING THE SAND.

     (c)     (i) THE SAND, AS DELIVERED OR AS APPLIED, MAY CONTAIN RESPIRABLE SILICA. SEE THE MANUFACTURER’S MATERIAL SAFETY DATA SHEET, DO NOT BREATHE THE DUST FROM THE SAND, AND USE THE SAND SOLELY FOR THE LIMITED PURPOSE FOR WHICH IT IS BEING SOLD HEREUNDER.
               (ii) THE INHALATION OF SILICA DUST CONTAINED IN THE SAND, OR CREATED BY THE USE OF THE SAND, MAY CAUSE SEVERE IRREVERSIBLE LUNG DAMAGE AND PREMATURE DEATH, AND SOME MEDICAL REPORTS INDICATE SUCH INHALATION MAY CAUSE LUNG CANCER, DEBILITATING ARTHRITIS, AND SKIN AND EYE IRRITATION AMONG OTHER THINGS.
               (iii) PRODUCTS CONTAINING SILICA DUST SHOULD NOT BE USED WITHOUT THE ACCOMPANYING USE OF NIOSH/MSHA APPROVED RESPIRATORY PROTECTIVE EQUIPMENT.
               (iv) Buyer acknowledges that it is well informed and familiar with the risks posed by exposure to products containing silica including the Sand and with employee and environmental health and safety issues and safeguards related to such risks.
                (v) Buyer shall establish and maintain a procedure by which it:
(1)	remains well informed and familiar on an on-going current basis of all risks and issues associated with silica and with the use of Sand, including risks and issues discovered or arising after the date hereof, and risks and issues existing as of the date hereof but as to which additional information becomes available after the date hereof,

(2)	effectively communicates those risks and associated warnings to all those who may be exposed to the Sand and ensures that they comply with all safeguards in that regard,

(3)	distributes the manufacturer’s safety data sheet to all persons who may be exposed to the Sand,

(4)	provides those who may come into contact with the Sand with all clothing, equipment, and working environments necessary or appropriate for their protection, and

(5)	complies with all laws, including those regarding the use, storage, application, and disposal of Sand.